Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

CONTACTS:

Investors:                                                               Media:
Robert Lammey                                                     Jackie Kolek
Director, Investor Relations                                ICR for Presstek
(603) 594-8585 x 3559                                             (203) 682-8296
Email: investorrelations@presstek.com            Email:  Jackie.kolek@icrinc.com

PRESSTEK REPORTS ADDITIONAL PROGRESS ON SOUTH HADLEY, MA CLEAN UP

Hudson, NH - November 3, 2006 - Presstek, Inc. (Nasdaq:PRST), today provided the following additional update on the progress of the clean up efforts at the Company’s aluminum plate manufacturing facility in South Hadley, MA following the chemical release and plant closure on Monday evening:

Federal, state and local authorities have completed their work on the site and have turned control of the facility over to Presstek and its contractor, Clean Harbors, to complete the clean up process. In cooperation with local officials, Presstek employees have returned to the first of two buildings on the site, the digital aluminum printing plate line, in preparation of restarting production of that line. Presstek today will present its existing safety procedures to local authorities in preparation for the restart of production. Production and shipment of digital products could resume as soon as this evening.

Presstek’s Risk Management Program has commenced an investigation into the incident.

About Presstek
Presstek, Inc. is a leading manufacturer and marketer of high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek’s patented DI®, CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins.

Presstek’s Precision Lithograining Corporation is a manufacturer of high quality digital and conventional printing plate products, including Presstek’s award-winning, chemistry-free Anthem plate. Presstek subsidiary, Lasertel, Inc., manufactures semiconductor laser diodes for Presstek’s and external customers’ applications.

For more information visit www.presstek.com, or call 603-595-7000 or email: info@presstek.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations regarding future revenue growth and profitability; expectations regarding the sale of products in general; expectations regarding customer commitments and their ability to close transactions; expected results of product quality improvement efforts; expected expansion of served markets; expected benefits and market acceptance of new product introductions; and the ability of the company to achieve its stated objectives. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, market acceptance of and demand for the company’s products and resulting revenue; the ability of the company to meet its stated financial and operational objectives, the company’s dependency on its strategic partners (both on manufacturing and distribution), and other risks detailed in the company’s Annual Report on Form 10-K and the company’s other reports on file with the Securities and Exchange Commission. The words "looking forward," "looking ahead," "believe(s)," "should," "may," "expect(s)," "anticipate(s)," “project(s),” "likely," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The company undertakes no obligation to update any forward-looking statements contained in this news release.

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